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                                                                    EXHIBIT 10.1

                       SYNERGY SEMICONDUCTOR CORPORATION
                       ---------------------------------

                             1987 STOCK OPTION PLAN
                             ----------------------
                            (ADOPTED JULY 16, 1987)
                  (AMENDED AND RESTATED THROUGH JUNE 28, 1994)


       I.   PURPOSES OF THE PLAN
            --------------------

       (a) This Stock Option Plan (the "Plan") is intended to promote the interests of Synergy Semiconductor Corporation (the "Company") by providing a method whereby eligible individuals who provide valuable services to the Company (or its parent or subsidiary corporations) may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and continue to render services to the Company (or its parent or subsidiary corporations).

       (b) For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

          (i) Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (ii) Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       II.  ADMINISTRATION OF THE PLAN
            --------------------------

       (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board, however, may at any time appoint a committee ("Committee") of two (2) or more members of the Board and delegate to such Committee one or more of the administrative powers allocated to the Board under the provisions of the Plan, including (without limitation) the power to grant options under the Plan and administer the option surrender provisions of the Plan. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

       (b) The Plan Administrator (either the Board or the Committee, to the extent
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the Committee is at the time responsible for the administration of the
Plan) shall have full power and authority (subject to the provisions of the
Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option.

       III. ELIGIBILITY FOR OPTION GRANTS
            -----------------------------

       (a) The persons eligible to receive option grants under the Plan are as follows:

           (i) Employees (as defined in Section V.3.F);

          (ii) the non-employee members of the Board (or the non-employee members of the board of directors of any of the Company's parent or subsidiary corporations); and

         (iii) those consultants who provide valuable services to the Company (or its parent or subsidiary corporations).

       (b) The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Plan, the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of
Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each such option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to be outstanding.

       IV.  STOCK SUBJECT TO THE PLAN
            -------------------------

       (a) The stock issuable under the Plan shall be shares of the Company's authorized but unissued or reacquired common stock ("Common Stock"). The aggregate number of shares which may be issued under the Plan shall not exceed 84,732,762 shares. The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with Section IV(c) of the Plan.

       (b) Should an option be terminated for any reason without being exercised or surrendered in whole or in part (including options cancelled in accordance with the cancellation-regrant provisions of Section VIII of the Plan), the shares subject to the portion of the option not so exercised or surrendered shall be available for subsequent option grants under the Plan. Shares subject to any option or portion thereof surrendered in accordance with Section IX of the Plan and shares repurchased by the Company pursuant to its repurchase rights under the Plan shall not be available for subsequent option grants under the
                     ---
Plan.

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       (c) In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and price per share of the Common Stock subject to each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any adjustments be made for the conversion of one or more outstanding shares of the Company's preferred stock into shares of the Common Stock.

       V.   TERMS AND CONDITIONS OF OPTIONS
            -------------------------------

       Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with
               --------
and incorporate the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, comply with the applicable provisions of Section VI.

       1.   Option Price.
            ------------

          A. The option price per share shall be fixed by the Plan Administrator, but, subject to the provisions of Section V.1.B. below, in no event shall the option price per share be less than eighty-five percent (85%) of the fair market value of a share of Common Stock on the date of the option grant.

          B. If any individual to whom an option is to be granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations (such person to be herein referred to as a 10% Shareholder), then the option price per share shall not be less than one hundred ten percent (110%) of the fair market value of a share of Common Stock on the date of grant.

          C. The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section X and the instrument evidencing the grant, be payable in one of the alternative forms specified below:

          (i)  full payment in cash or cash equivalents; or

          (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings upon delivery and valued at fair market value on the Exercise Date (as defined below) equal to the option price; or

          (iii) a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings upon delivery and valued at fair market value on the Exercise Date and cash or cash equivalents, equal in the aggregate to the option price.

       Should the Company's outstanding Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") at the time the option is exercised, then the option price may also be paid through a special sale and remittance procedure pursuant to which the optionee shall concurrently provide irrevocable written instructions (a) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

       For purposes of this subparagraph C, the Exercise Date shall be the date on which written notice of the exercise of the option is delivered to the Company. Except to the extent the sale and remittance procedure is used, payment of the option price for the purchased shares must be made on the Exercise Date.

          D. The fair market value of a share of Common Stock on any relevant date under subparagraph A, B or C above (and for all other valuation purposes under the Plan) shall be determined in accordance with the following provisions:

            (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the fair market value shall be the closing selling price on the last preceding date for which such quotation exists.

            (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the fair market value shall be the closing selling price on the last preceding date for which such quotation exists.

            (iii) If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded on the Nasdaq National Market, then such fair market value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

       2.     Term and Exercise of Options.  Each option granted under the Plan
              ----------------------------
shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option; provided, however, that no such option
                                          --------
shall have a term in excess of ten (10) years from the grant date. During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution.

       3.   Effect of Termination of Service.
            --------------------------------

          A. Should the optionee cease to remain in Service (as defined below) for any reason other than death or Disability (as defined below), then the period during which each outstanding option held by such optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

          B. Should such Service terminate by reason of Disability, then the period during which each outstanding option held by the optionee is to remain exercisable shall be limited to the six (6)-month period following the date of such cessation of Service. However, should such Disability be deemed to constitute Permanent Disability (as defined below), then the period during which each outstanding option held by the optionee is to remain exercisable shall be extended by an additional six (6) months so that the exercise period shall be limited to the twelve (12)-month period following the date of the optionee's cessation of Service by reason of such Permanent Disability.

          C. Should the optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve (12)-month period following the date of the optionee's death. During such limited period, the option may be exercised by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution.

          D. Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

          E. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the optionee's cessation of Service, terminate and cease to be outstanding with respect to any option shares for which the option is not at that time exercisable or in which the optionee is not otherwise at that time vested.

          F. For purposes of the foregoing provisions of this Section V.3 (and all other provisions of the Plan), unless it is expressly provided otherwise in the specific option agreement evidencing the option grant and/or the purchase agreement evidencing the purchased shares, the optionee shall be deemed to remain in Service for so long as the optionee continues to provide services to the Company or any parent or subsidiary corporations, whether in the capacity of an Employee, a non-employee member of the board of directors or a consultant. The optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Company or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance. Disability shall mean the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

       4.  Shareholder Rights.  An optionee shall have none of the rights of a
           ------------------
shareholder with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price.

       5.  Unvested Shares.  The Plan Administrator shall have the discretion to
           ---------------
authorize the issuance of unvested shares of Common Stock under the Plan.
Should the optionee cease Service while holding such unvested shares, the Company shall have the right to repurchase, at the option price paid per share, all or (at the discretion of the Company and with the consent of the optionee) any of those unvested shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the agreement evidencing such repurchase right. In no event, however, may the Plan Administrator impose a vesting schedule upon any option granted under the Plan or any shares of Common Stock subject to the option which is more restrictive than twenty percent (20%) per year vesting, beginning one (1) year after the grant date. All outstanding repurchase rights under the Plan shall terminate automatically upon the occurrence of any Corporate Transaction (as defined in Section VII), except to the extent the repurchase rights are expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

       6.  First Refusal Rights. Until such time as the Company's outstanding
           --------------------
shares of Common Stock are first registered under Section 12(g) of the Exchange Act, the Company shall have the right of first refusal with respect to any proposed sale or other disposition by the optionee (or any successor in interest by reason of purchase, gift or other transfer) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing such right.

       VI.  INCENTIVE OPTIONS.
            -----------------

       The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such
                                                         ---
terms and conditions.

       (a) Option Price.  The option price per share of the Common Stock subject
           ------------
to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date of grant.

       (b) Dollar Limitation.  The aggregate fair market value of the Common
           -----------------
Stock (determined as of the respective date or dates of grant) for which one (1) or more options granted to any Employee under this Plan (or any other option plan of the Company or any parent or subsidiary corporation) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted. Should the applicable
One Hundred Thousand Dollar ($100,000) limitation in fact be exceeded in any calendar year, then the option shall nevertheless become exercisable for the excess number of shares in such calendar year as a non-statutory option.

       (c) 10% Shareholder.  If any individual to whom an Incentive Option is
           ---------------
granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the grant date.

       Except as modified by the preceding provisions of this Section VI, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

       VII. CORPORATE TRANSACTIONS
            ----------------------

       (a) In the event of any of the following transactions (a "Corporate Transaction"):

            (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation,

            (ii) the sale, transfer or other disposition of all or substantially all of the

Company's assets in complete liquidation or dissolution of the Company, or

            (iii) any reverse merger in which the Company is the surviving entity but in which all of the Company's outstanding voting stock is transferred to the acquiring entity or its wholly-owned subsidiary, each option at the time outstanding under the Plan shall terminate and cease to be exercisable, except to the extent assumed by the successor corporation or parent thereof.

       (b) Each outstanding option which is assumed in connection with a Corporate Transaction or is otherwise to remain outstanding shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable to the optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the class and number of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the option price payable per share, provided
                                                                        --------
the aggregate option price payable for such securities shall remain the same.

       (c) The grant of options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

       VIII.  CANCELLATION AND NEW GRANT OF OPTIONS
              -------------------------------------

       The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than eighty-five percent (85%) of fair market value (one hundred percent (100%) of fair market value in the case of an Incentive Option or, in the case of a 10% Shareholder, not less than one hundred ten percent (110%) of fair market value) on the new grant date.

       IX.  SURRENDER OF OPTIONS FOR CASH OR STOCK
            --------------------------------------

       (a) Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section IX, one or more optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish at the time of the option grant or at any time thereafter, to surrender all or part of an unexercised option under the Plan in exchange for a distribution from the Company equal in amount to the difference between (i) the fair market value (at date of surrender) of the number of shares in which the optionee is at the time vested under the surrendered option or portion thereof and (ii) the aggregate option price payable for such vested shares.

       (b) No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the optionee shall accordingly become entitled under this
Section IX may be made in shares of Common Stock valued at fair market value at date of surrender, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

       (c) If the surrender of an option is rejected by the Plan Administrator, then the optionee shall retain whatever rights the optionee had under the surrendered option (or surrendered portion thereof) on the date of surrender and may exercise such rights at any time prior to the later of (i) the receipt of
                                                  -----
the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised at any time after ten (10) years after the date of the option grant.

       (d) Notwithstanding the foregoing provisions of this Section IX, upon the occurrence of a Change in Control (as defined below) at a time when one or more classes of the Company's equity securities are registered under Section 12(g) of the Exchange Act, then each officer or director who is at the time subject to the short-swing profit restrictions of the Federal securities laws shall have the right (exercisable for a period not to exceed thirty (30) days) to surrender any or all options held by such individual under this Plan, to the extent such options are at the time exercisable for vested shares and have been outstanding for a period of at least six (6) months, and receive in exchange therefor an appreciation distribution calculated in accordance with Section IX(a). The approval of the Board shall not be required for such surrender, and the distribution to which such individual shall become entitled upon such surrender shall be made entirely in cash.

       (e) For purposes of this Section IX, a Change in Control shall be deemed to occur in the event (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which the Board does not recommend such shareholders to accept and (ii) more than fifty percent (50%) of
                                      ---
the securities so acquired in such tender or exchange offer are accepted from holders other than the Company's officers and directors subject to the short-swing profit restrictions of Section 16(b) of the Exchange Act.

       (f) The following special provisions shall be applicable to any Incentive Option which is surrendered pursuant to the provisions of this Section IX:

            (i) The Incentive Option may be surrendered only to the extent it is at the time eligible for exercise in compliance with the dollar limitation provisions of Section VI(b).

            (ii) The right to surrender the Incentive Option may only be transferred or assigned in connection with a transfer or assignment of the Incentive Option in compliance with the limitations of Section V.2.

            (iii) The Incentive Option may only be surrendered when there is a positive spread between the fair market value of the shares subject to the surrendered option and the aggregate option price payable for such shares.

            (iv) The Incentive Option may not be surrendered at any time after the expiration or sooner termination of the option term.

       X.  LOANS OR GUARANTEE OF LOANS
           ---------------------------

       The Plan Administrator may assist any optionee (including any officer or director) in the exercise of one or more options granted to such optionee under the Plan by (a) authorizing the extension of a loan to such optionee from the Company, (b) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years or (c) authorizing a guarantee by the Company of a third party loan to the optionee. The terms of any loan, installment method of payment or guarantee (including the interest rate and terms of repayment) shall be established by the Plan Administrator in its sole discretion. Loans, installment payments and guarantees may be granted without security or collateral (other than to optionees who are consultants, in which event the loan must be adequately secured by collateral other than the purchased shares), but the maximum credit available to the optionee shall not exceed the sum of (i) the aggregate option price payable for the purchased
           ---
shares plus (ii) any Federal and state income and employment tax liability incurred by the optionee in connection with the exercise of the option.

       XI.  EXTENSION PERIODS
            -----------------

       The Plan Administrator shall have full power and authority exercisable in its sole discretion to extend, either at the time the option is granted or at the time during which the option remains outstanding, the period of time for which the option is to remain exercisable following the optionee's cessation of Service or death from the limited period in effect under Section V.3 or shorter period set forth in the option agreement to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that in no event
                                           --------
shall such option be exercisable after the specified expiration date of the option term.

       XII.  AMENDMENT OF THE PLAN
             ---------------------

       The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever; provided, however, that no
                                                      --------
such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan; and provided, further, that the Board shall not,
                                --------
without the approval of the shareholders of the Company (i) increase the maximum number of shares issuable under the Plan, except for permissible adjustments under Section IV(c), (ii) materially modify the eligibility requirements for the grant of options under the Plan or (iii) otherwise materially increase the benefits accruing to participants under the Plan.

       XIII.  EFFECTIVE DATE AND TERM OF PLAN
              -------------------------------

       (a) The Plan was initially adopted by the Board on July 16, 1987 and was ratified by the Company's shareholders in July 1987. On August 27, 1991, the Board approved an amendment to the Plan to increase the number of shares issuable under the Plan and such amendment was ratified by the Company's shareholders on October 18, 1991. On May 19, 1994, the Board amended the Plan to increase the number of shares issuable thereunder by 75,832,762 shares, and the shareholders approved such amendment effective as of May 18, 1994. On June 28, 1994, the Board amended and restated the Plan (the "1994 Restatement") to
(i) increase the number of shares issuable thereunder by 4,450,000 shares and
(ii) implement certain provisions to bring the Plan into compliance with the current requirements of the California Department of Corporations. The 4,450,000-share increase is subject to the approval of the shareholders and no options granted on the basis of such 4,450,000-share increase shall become exercisable in whole or in part unless and until such shareholder approval is obtained.

       (b) The provisions of the 1994 Restatement shall apply only to options granted under the Plan from and after the date the 1994 Restatement was adopted by the Board. Each option issued and outstanding under the Plan immediately prior to such adoption of the 1994 Restatement shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing such grant) as in effect on the date each such option was previously granted, and nothing in this 1994 Restatement shall be deemed to affect or otherwise modify the rights or obligations of the holders of such prior options with respect to the acquisition of shares of Common Stock thereunder.

       (c) Unless sooner terminated in accordance with Section VII, the Plan shall terminate upon the earlier of (i) July 15, 1997 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise or surrender of options granted hereunder. If the date of termination is determined under clause (i) above, then options and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such options and share issuances.

       (d) Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided (i) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such option and within one (1) year thereafter such amendment is approved by the shareholders of the Company and (ii) each option granted is not to become exercisable, in whole or in part, at any time prior to the obtaining of such shareholder approval.

       XIV.  USE OF PROCEEDS
             ---------------

       Any cash proceeds received by the Company from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

       XV.  REGULATORY APPROVALS
            --------------------

       The implementation of the Plan, the granting of any option hereunder, and the issuance of stock upon the exercise or surrender of any such option shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.

       XVI.  NO EMPLOYMENT OR SERVICE RIGHTS
             -------------------------------

       Nothing in the Plan shall confer upon the optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any parent or subsidiary corporation) or of the optionee, which rights are hereby expressly reserved by each, to terminate the optionee's Service at any time for any reason, with or without cause.

       XVII.  WITHHOLDING
              -----------

       The Company's obligation to deliver shares upon the exercise of any options granted under the Plan shall be subject to the satisfaction by the optionee of all applicable Federal, state and local income and employment tax withholding requirements.

       XVIII. FINANCIAL REPORTS
              -----------------

       The Company shall deliver at least annually to each individual holding an outstanding option under the Plan the same financial information furnished to holders of the Common Stock, unless the optionee is a key employee whose duties in connection with the Company assure such individual access to equivalent information.

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